Exhibit 10.2
                              ------------

             Voluntary Pooling Agreement dated April 8, 2002

                       VOLUNTARY POOLING AGREEMENT

THIS VOLUNTARY POOLING AGREEMENT is made and dated for reference effective as of the 8th day of April, 2002.

BETWEEN:

IMPERIAL TRUST, a trust duly incorporated under the laws of Alberta and having an address for delivery at P.O. Box 161, Brooks, Alberta, T1R 1B3.

AND

SOCRATES TRUST, a trust duly incorporated under the laws of Alberta and having an address for delivery at P.O. Box 161, Brooks, Alberta, T1R 1B3.

AND

PLATO TRUST, a trust duly incorporated under the laws of Alberta and having an address for delivery at P.O. Box 161, Brooks, Alberta, T1R 1B3.

AND

TECHSONIC TRUST, a trust duly incorporated under the laws of Alberta and having an address for delivery at P.O. Box 161, Brooks, Alberta, T1R 1B3.

AND

WERIL INVESTMENTS INC., Times Square, Leeward Highway, PO Box 612, Providenciales, Turks & Caicos

AND

JERRY KROLL of 2108 - 808 Nelson Street, Vancouver, B.C. V6Z 2H2

AND

JASON DAVID FINNIS, of 1740 Parker Street, Vancouver, B.C., V6Z 2H2

AND

LARISA ELIZABETH HARRISON, of 1740 Parker Street, Vancouver, B.C., V6Z
2H2

AND

DANIEL OWEN O'DAY, of 4108 Selby Road, North Vancouver, B.C., V7K 2Y6

AND

ROBERT EDMUNDS, of 307 - 12th Avenue N.W., Calgary, Alberta, T1R 1B3

AND

LESLIE ANNE PHILLIPS, of 4670 S. Piccadilly Road, West Vancouver, B.C.,
V7W 1J7

AND

WILLIAM LELEK, of 4703 Greenview Drive, Calgary AB, T2E 5R5

AND

FRANK AMORETTO, of 6125 Patrick Street, Burnaby, B.C., V5J 3B7

AND

JIM HOPKINS, of 10792 Chestnut Place, Surrey, B.C., V4N 1W4

AND

DRAKE ENTERPRISES LTD., of 1450 S.W. Marine Drive, Vancouver, B.C., V6P
5Z9

(hereinafter referred to collectively as the "Parties" and singly as a "Party"):


WHEREAS:

     B. Collectively, the Parties are the registered owners of 9,199,001 Common Shares of Hemptown Clothing Inc. (the
          "Company's Shares"), with individual holdings that are to be pooled are set out in Schedule 'A'.

     C. The Parties wish to enter into a Pooling Agreement for their mutual benefit.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the below premises and the consideration therein provided by each of the parties hereto, each to the other (the receipt and adequacy whereof is hereby acknowledged), and in further consideration of the mutual covenants and conditions hereinafter contained, the Parties hereto agree as follows:

          1. The Parties hereby severally agree each with the other in accordance with the following:

     (a) Each Party is allowed to sell the lesser of either 5% of their holdings per month or such amount as calculated by an average daily trading volume formula as set out in 1(b).
     (b) The daily trading volume formula shall be equal to 50% of the previous month's average daily volume. In the case of the first trading month, the Parties shall sell no shares.
     (c) This restriction on trading volume shall become effective upon signing, and extend till one of the following has occurred:

                    1. 24 months have elapsed, starting from the date the Company's shares are first traded on a public exchange, or
                    2. the Company's shares are trading under either a full Nasdaq, NYSE or a TSE listing.

          2. Each of the Parties hereby acknowledge that this pool has been entered into voluntarily and accordingly this Agreement is binding for all purposes and the terms hereof may not be changed and the pool may not be challenged without the written consent of every other Party.

          3. The Parties agree and acknowledge that the number of shares indicated in Schedule A of this agreement represents the number of shares that are to be subject to this pooling arrangement. The individual parties may currently own additional shares, or may choose to purchase and sell additional shares in the future. Any transactions that are conducted with shares not included in this Pooling Agreement shall not affect the amount of shares a Party is able to sell in accordance with Section 1 of this Agreement.

          4. The Company's Shares shall be kept with an Escrow Agent who is to be agreed upon by the parties. If no agreement is made as to who is to be the Escrow Agent, one shall be chosen by the Company's corporate counsel.

          5. Effective immediately, except with the prior written consent of each and every one of the Parties hereto, the Parties shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the said Company Shares or beneficial ownership of or any interest in them, and the Escrow Agent shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal or beneficial ownership or any interest in the said shares, except as may be required by reason of the death or bankruptcy of any one or more the Partners, subject to this Agreement for whatsoever person or persons, firm or corporation who may thus become legally entitled thereto. Notwithstanding the foregoing, the Escrow Agent may permit a transfer for family planning or tax planning purposes so long as the recipient of any Company Share of a Share Account accepts the terms of this Agreement in writing.

          6. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their heirs, executors, administrators, successors and permitted assigns.

          7. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement and such parts, if more than one, shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement.

          8. The Parties hereto agree that in consideration of the Escrow Agent agreeing to act as Escrow Agent as aforesaid the Partners do hereby warrant, covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent its successors and assigns, from and against all loss, cost, charges, damages and expenses which the Escrow Agents and Custodians, its successors or assigns, may at any time or times hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as Escrow Agent pursuant to this Agreement.

7. The Parties shall be responsible for the normal costs of the Escrow Agent, pro rata in accordance with their Share Account, but any costs imposed or caused by a Party shall be paid by such Party and if paid by another Party, such may be recovered by such paying Party from the non-paying Party's Account and the Escrow Agent shall segregate sufficient funds or Released Shares to cover any claims upon submission of proof satisfactory to the Escrow Agent, for which the Escrow Agents' decision is at its sole discretion and for which it shall bear no responsibility.

8.   This Agreement is effective as of the date it is fully executed.

9. This Agreement shall be governed by and construed in accordance with the laws of British Columbia.

IN WITNESS WHEREOF the Parties have executed these presents as and from the day and year above written and, as to the Trusts, by their power of attorney.

Imperial Trust                     Socrates Trust


Per:  "Tim Lelek"                  Per:  "Tim Lelek"
    -------------------------          --------------------------
    Authorized Signatory               Authorized Signatory


Plato Trust                        Techsonic Trust


Per:  "Tim Lelek"                  Per:  "Tim Lelek"
    -------------------------          --------------------------
    Authorized Signatory               Authorized Signatory


Weril Investments Inc.             Drake Enterprises Inc.


Per:  "Greg Hurd"                  Per:  "Darcy Taylor"
    -------------------------          --------------------------
    Authorized Signatory               Authorized Signatory



  "Daniel O'Day"                    "Robert Edmunds"
-----------------------------      ------------------------------
Daniel Owen O'Day                  Robert Edmunds



  "Jason Finnis"                     "Larisa Harrison"
-----------------------------      ------------------------------
Jason David Finnis                 Larisa Elizabeth Harrison

  Leslie Phillips"                   "Jerry Kroll"
-----------------------------      ------------------------------
Leslie Anne Phillips               Jerry Kroll



  "Jim Hopkins"                      "Frank Amoretto"
-----------------------------      ------------------------------
Jim Hopkins                        Frank Amoretto



  "William Lelek"
-----------------------------
William Lelek

Schedule 'A'


Name                                    Number of Shares Owned
-------------------------------------------------------------------------


Socrates Trust                          391,499

Imperial Trust                          441,499

Plato Trust                             841,499

Techsonic Trust                         841,499

Weril Investments Inc.                  200,000

Daniel O'Day                            330,000

Jerry Kroll                             2,703,005

Jason Finnis/Larisa Harrison            2,100,000

Robert Edmunds                          500,000

Leslie Anne Phillips                    400,000

William Lelek                           150,000

Frank Amoretto                          100,000

Jim Hopkins                             100,000

Drake Enterprises Inc.                  100,000